UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 18, 2004
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-113543                      13-3939229
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association (the "PSA")) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Countrywide Securities Corporation and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-NC5, Mortgage Pass-Through Certificates, Series 2004-NC5 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                         Description
        -----------                         -----------

        (99.1)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC5, Mortgage Pass-Through
                                            Certificates, Series 2004-NC5.

        (99.2)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC5, Mortgage Pass-Through
                                            Certificates, Series 2004-NC5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I
                                          INC.



Date:  May 19, 2004
                                      By:         /s/ Valerie H. Kay
                                          --------------------------------------
                                          Name:   Valerie H. Kay
                                          Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Collateral Term Sheets prepared by Morgan         (E)
                        Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2004-NC5, Mortgage
                        Pass-Through Certificates, Series 2004-NC5.

(99.2)                  Collateral Term Sheets prepared by Morgan         (E)
                        Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2004-NC5, Mortgage
                        Pass-Through Certificates, Series 2004-NC5.